EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF CENTAURUS DIAMOND TECHNOLOGIES, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Centaurus Diamond Technologies, Inc. for the quarter ended September 30, 2018, the undersigned, Chaslav Radovich, President and Director of Centaurus Diamond Technologies, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in such Quarterly Report on Form 10-Q for the quarter ended  September 30, 2018 fairly presents, in all material respects, the financial condition and results of operations of Centaurus Diamond Technologies, Inc.

Date: December 13, 2018	By:	/s/ Chaslav Radovich
Chaslav Radovich
President and Director (principal executive officer, principal financial officer and principal accounting officer)